UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 2, 2008

(Date of Report: Date of earliest event reported)

RMD Technologies, Inc.

(Exact name of registrant as specified in its charter)

California	0-51109	72-1530833

(State or other jurisdiction         (Commission File Number) (IRS Employer ID No.)

of incorporation)

1597 Alamo Road, Holtville, California 92250

(Address of principal executive office)

Registrant's telephone number, including area code: (760) 356-2039

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17	CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c)).

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

ITEM 1.01	Entry into a Material Definitive Agreement.

On January 2, 2008, RMD Technologies, Inc. (the “Company”) entered into employment agreement with Patrick A. Galliher to perform the duties of CEO. Mr. Galliher has held the position of CEO since the formation of the company in 2001 without a contract. The term of the employment agreement is for a period of 3 (Three) years, from 2008 to 2010 with a salary range from $175,000 to 211,750 plus 1.5 M shares of common stock in the company on the signing of the agreement.. Under the terms of the Agreement, Mr. Galliher will also receive a Health Plan, Retirement Plan and a Severance Package as part of the agreement.

On January 2, 2008, the Company entered into an employment agreement with Suzanne E. Galliher to perform the duties of Executive Vice President for Administration. Mrs. Galliher has been an officer of the corporation since the formation of the company in 2001 without a contract. The term of the employment agreement is for a period of 3 (Three) years, from 2008 to 2010 with a salary range from $150,000 to 181,500 plus 1.5 M shares of common stock in the company on the signing of the agreement.. Under the terms of the Agreement, Mrs. Galliher will also receive a Health Plan, Retirement Plan and a Severance Package as part of the agreement. Patrick A. Galliher and Suzanne E. Galliher are husband and wife.

On January 2, 2008, the Company entered into a consulting agreement with Steven E. Hogan. Mr. Hogan’s expertise is in the area of Government Relations and Facilities Management. Mr. Hogan is to be compensated with one million shares of common stock in the company. The term of the contract is one year.

On January 2, 2008, the Company entered into a consulting agreement with Christopher Jilly. Mr. Jilly’s expertise is in the area of Corporate Sales and his contract includes the organization of the company’s sales department and formation and implementation of the Company’s sales strategies. Mr. Jilly is to be compensated with one million shares of common stock in the company. The term of the contract is one year.

On January 2, 2008, the Company entered into a consulting agreement with Carole J. Hogan. Ms. Hogan’s expertise is in the area of Business Administration and her contract includes the organization of the Company’s proposed San Diego location and formation and implementation of the Company’s Administration and Human Resources policies. Ms. Hogan is to be compensated with one million shares of common stock in the Company. The term of the contract is one year.

On January 2, 2008, the Company entered into a consulting agreement with Herb Gordon. Mr. Gordon’s expertise is in the area of Far East Relations and Import and Export or Surplus and Scrap Materials. His contract includes the establishment and organization of the Company’s Recovered Materials sales department. Mr. Gordon is to be compensated with 500,000 shares of common stock in the Company. The term of the contract is one year.

On January 2, 2008, the Company entered into a consulting agreement with Sean Galliher. Mr. Galliher’s expertise is in the area of Information Technologies, with an emphasis on Computer Security and Inventory Tracking. His contract includes the development of the Company’s Data Security policies and procedures. He will also be assisting the Company’s development of a tracking program for the collected electronics. Mr. Galliher is to be compensated with 500,000 shares of common stock in the Company. The term of the contract is one year.

On January 2, 2008, the Company entered into a consulting agreement with Shawn Carroll. Mr. Carroll’s expertise is in the area of Media Relations. His contract includes the establishment and organization of the company’s Media Relation’s and Investor Relations department. Mr. Carroll is to be compensated with 1,000,000 shares of common stock in the Company. The term of the contract is one year.

On January 2, 2008, the Company entered into a consulting agreement with Jennifer Schaffer. Ms. Schaffer’s expertise is in the area of Customer Relations and Client Satisfaction. Her contract includes the establishment and organization of the Company’s Customer Relation’s department. Ms. Schaffer is to be compensated with 500,000 shares of common stock in the Company. The term of the contract is one year.

On January 2, 2008, the Company entered into a consulting agreement with Steven J. Galliher. Mr. Galliher’s expertise is in the area of Fleet Management and Efficiency. His contract includes the organization of the company’s Fleet and the installation and servicing of telemetry devices in the Company’s vehicles. Mr. Galliher is to be compensated with 500,000 shares of common stock in the Company. The term of the contract is one year.

On January 2, 2008, the Company entered into a consulting agreement with David C. Nelson. Mr. Nelson’s expertise is in the area of Product Development and Video Production. Mr. Nelson contract includes assisting with the development of the Company’s marketing plan and the establishment of the company’s marketing department. Mr. Nelson is to be compensated with 500,000 shares of common stock in the Company. The term of the contract is one year.

On January 2, 2008, the Company entered into a consulting agreement with Jeffrey L. Galliher. Mr. Galliher is a practicing attorney and will serve as the company’s counsel with regards to general legal issues not related to the company’s dealing with the SEC. Mr. Galliher is to be compensated with 500,000 shares of common stock in the Company. The term of the contract is one year.

On January 2, 2008, the Company entered into a consulting agreement with Darrell Johnson. Mr. Johnson has extensive expertise is in the area of Engineering, Product Development and Import/Export. Mr. Johnson contract includes assisting with the development of the company consumer products. Mr. Johnson will also assist in development of the Company’s procurement policies and procedures, with emphasis on suppliers from Asia. Mr. Johnson is to be compensated with 500,000 shares of common stock in the Company. The term of the contract is one year.

ITEM 9.01 Financial statements and Exhibits

(d) Exhibits.

Exhibit 10.1	Employment Agreement – Patrick Galliher

Exhibit 10.2	Employment Agreement – Suzanne Galliher

Exhibit 10.3	Consulting Agreement – Steven E. Hogan

Exhibit 10.4	Consulting Agreement – Christopher Jilly

Exhibit 10.5	Consulting Agreement – Carol J. Hogan

Exhibit 10.6	Consulting Agreement – Herb Gordan

Exhibit 10.7	Consulting Agreement – Sean Galliher

Exhibit 10.8	Consulting Agreement – Shawn Carroll

Exhibit 10.9	Consulting Agreement – Jennifer Schaffer

Exhibit 10.10	Consulting Agreement – Steven J. Galliher

Exhibit 10.11	Consulting Agreement – David C. Nelson

Exhibit 10.12	Consulting Agreement – Jeffrey L. Galliher

Exhibit 10.13	Consulting Agreement – Darrell Johnson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

RMD Technologies, Inc.

By: /s/ Patrick Galliher
Date: January 7, 2008	Patrick Galliher, Chief Executive Officer